UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
Date of Report: June 18, 2019 (Date of earliest event reported)

Oak Valley Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)	95361 (Zip Code)
(209) 848-2265 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The NASDAQ Stock Market, LLC

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held June 18, 2019, the following matters were submitted to a vote of security holders with the indicated number of votes being cast for, against or withheld, and with the indicated number of abstentions:

1.	To re-elect four members of the Board of Directors to serve until the expiration of their three (3) year term or until their successors are duly elected and qualified.

	Number of Votes
	For	Withheld	Non-Votes

James L. Gilbert	4,536,971	167,227	2,028,077

H. Randolph Holder	4,501,144	203,054	2,028,077

Janet S. Pelton	4,519,430	184,768	2,028,077

Danny L. Titus	4,540,179	164,019	2,028,077

2.	To ratify the appointment of RSM US, LLP as the Company’s registered public accounting firm, to perform audit services for the year 2019.

For	Against	Abstain	Non-Votes

6,720,242	0	12,033	0

3.	To adopt the non-binding advisory resolution to approve the compensation of the Company’s senior executive officers.

For	Against	Abstain	Non-Votes

4,509,365	77,702	117,131	2,028,077

4.	To adopt the advisory resolution to approve the frequency of the advisory vote on the compensation of the Company’s senior executive officers.

1 Year	2 Years	3 Years	Abstain	Non-Votes

688,573	54,725	3,886,360	74,540	2,028,077

Item 7.01. Regulation FD Disclosure.

Oak Valley Bancorp (“Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K.  The Company presented these materials addressing, among other things, the Company’s business strategies and financial performance, at the Company’s Annual Meeting of Shareholders on Tuesday, June 18, 2019 at 2:00 p.m.  The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1.  The Company is not undertaking to update this presentation or the information contained therein.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This report will not be deemed an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Oak Valley Bancorp presentation materials on June 18, 2019

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2019
OAK VALLEY BANCORP By: /s/ Richard A. McCarty Richard A. McCarty Senior Executive Vice President and Chief Operating Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Oak Valley Bancorp presentation materials on June 18, 2019